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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                            -------------------------

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 7, 2005

                                GSI LUMONICS INC.
             (Exact name of registrant as specified in its charter)

                              New Brunswick, Canada
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

            000-25705                                    98-0110412
   -----------------------------------------------------------------------------
      (Commission File Number)              (I.R.S. Employer Identification No.)


                 39 Manning Road, Billerica, Massachusetts 01821
         --------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (978) 439-5511
                    ----------------------------------------
              (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 220.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Effective April 7, 2005, the Audit Committee of the Board of Directors of GSI Lumonics, Inc. (the "Company") approved the engagement of Ernst & Young LLP of Boston, Massachusetts ("E&Y US") as the Company's independent registered public accounting firm for the calendar year ended December 31, 2005, thereby replacing and dismissing Ernst & Young LLP of Ottawa, Canada ("E&Y Canada"). This change was made because the consolidated financial accounting and reporting is done from one of the Company's US based facilities.

The reports of E&Y Canada on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2004, and December 31, 2003, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the fiscal years ended December 31, 2004 and 2003 and through April 7, 2005, there have been no disagreements between the Company and E&Y Canada on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of E&Y Canada would have caused E&Y Canada to make reference to the matter in their report. The Company has requested E&Y Canada to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter dated April 11, 2005 is filed as Exhibit 99.1 to this Form 8-K.

E&Y Canada requested that E&Y US perform certain audit procedures in connection with E&Y Canada's audits for the two fiscal years ended December 31, 2004 and 2003. During the two fiscal years ended December 31, 2004 and 2003, and from December 31, 2004 through the engagement of E&Y US as the Company's independent registered public accounting firm on April 7, 2005, neither the Company nor anyone on its behalf had consulted E&Y US with respect to any accounting or auditing issues involving the Company beyond the assistance E&Y Canada requested of E&Y US. In particular, there was no discussion with the Company regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements, or any matter that was either the subject of a disagreement with E&Y Canada on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of E&Y Canada, would have caused E&Y Canada to make reference to the matter in their reports, or a "reportable event" as defined in Item 304(a)(1)(iv) or (v) of Regulation S-K of the SEC's rules and regulations.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)    Financial Statements of Businesses Acquired.

            Not required.



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     (b)    Pro Forma Financial Information.

            Not required.

     (c)    Exhibits.

            Filed herewith letter from Ernst & Young LLP of Canada confirming information contained in this Form 8-K.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GSI LUMONICS INC.
                                            (Registrant)


Date:  April 11, 2005            By: /s/ Thomas R. Swain
                                     -------------------------------------------
                                         Thomas R. Swain
                                         VP, Finance and Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibit No.      Description
-----------      -----------

   99.1 Letter from Ernst & Young LLP of Canada confirming information contained in this Form 8-K





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